Tax-Free Money Market Fund
A Portfolio of Money Market Obligations Trust
INVESTMENT SHARES (TICKER TFIXX)
SERVICE SHARES (TICKER TFSXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2016
On August 12, 2016, the Board of Trustees (the “Board”) of Money Market Obligations Trust approved a Plan of Liquidation for Tax-Free Money Market Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about September 23, 2016 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.
Accordingly, the Fund may begin positioning the portfolio of the Fund for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be positioned into cash and overnight variable rate demand notes on or some time prior to the Liquidation Date. Effective as of the close of business on August 30, 2016, the Fund will be closed to new investors. Investments by existing shareholders may continue until September 22, 2016.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Plan of Liquidation. Final dividends will be paid with the liquidation proceeds. Any capital gains will be distributed to shareholders, if necessary, prior to the Liquidation.
Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. Shareholders may also exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Federated fund for which the shareholder is exchanging.
If you are a taxable shareholder, the Liquidation of the Fund will be a recognition event. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds will be subject to tax. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
August 15, 2016

Tax-Free Money Market Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453282 (8/16)
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